UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2013

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111
(Address of principal executive offices and zip code)

 Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K of Ascent Capital Group, Inc., filed August 21, 2013 (the “Original 8-K”).  The purpose of this Form 8-K/A is to amend and restate in its entirety Item 9.01 of the Original 8-K and to include a new Exhibit 99.3.  Terms used but not defined in this Form 8-K/A have the meanings ascribed to them in the Original 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012, were filed as Exhibit 99.2 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (and shall be deemed to be incorporated by reference herein).

The unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A (Amendment No. 1).

(c)                                  Pro forma financial information.

The pro forma financial information required to be furnished under Item 9.01(c) of Form 8-K with respect to the Security Networks Acquisition will be furnished on an amendment to this Current Report within 71 calendar days after August 22, 2013.

(d)                                 Exhibits.

Exhibit No.	Description

23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (“Amendment No. 1 to the Ascent 8-K/A”)).

99.1	Press release, dated August 16, 2013 of Ascent Capital Group, Inc.*

99.2

Audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Ascent 8-K/A).

99.3	Unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2013

ASCENT CAPITAL GROUP, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Ascent’s Amendment No. 1 to its Current Report on Form 8-K/A filed on July 11, 2013 with the SEC (“Amendment No. 1 to the Ascent 8-K/A”)).

99.1	Press release, dated August 16, 2013 of Ascent Capital Group, Inc.*

99.2

Audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Ascent 8-K/A).

99.3	Unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three and six months ended June 30, 2013 and 2012.

* Previously filed.